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                                                                      Exhibit 23


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference of our report dated December 1, 2000, which is incorporated in this Form SB-2 Registration statement.





Hurley & Company
Granada Hills, California
June 5, 2001